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                                                                EXHIBIT 10.18(a)

                               AMENDMENT TO THE
                         INFONET SERVICES CORPORATION
                            2000 OMNIBUS STOCK PLAN



     This Amendment (the "Amendment") to the Infonet Services Corporation 2000 Omnibus Stock Plan (the "Plan") is made as of November 21, 2000, by Infonet Services Corporation, a Delaware corporation (the "Company").

                              W I T N E S S E T H
                              - - - - - - - - - -

     WHEREAS, the Board of Directors of the Company has determined that it is appropriate and in the best interests of the Company to amend the Plan as set forth herein;

     NOW, THEREFORE, the Plan is hereby amended as set forth herein:

     1. Capitalized terms used herein which are not otherwise defined herein but are defined in the Plan shall have the meanings given to such terms in the Plan.

     2. Article I of the Plan is hereby amended by the addition of the following provisions:

        "1.42 Family Member shall mean an Optionee's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother in law, father in law, son in law, daughter in law, brother in law or sister in law, including adoptive relationships, any person sharing the Optionee's household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Optionee) control the management of assets, and any other entity in which these persons (or the Optionee) owns more than fifty percent of the voting interest."

        "1.43 Permitted Transferee shall mean a Family Member who receives an Option from an Optionee as a gift not for value or a person or entity to whom an Option is transferred by an Optionee in a Permitted Transfer for Value."

        "1.44 Permitted Transfer for Value means any transfer for value of an Option (a) under a domestic relations order in settlement of marital property rights, or (b) to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Optionee) in exchange for an interest in that entity."

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     3. Section 11.1 of the Plan is hereby amended and restated in its entirety to read as follows:

        "11.1 Transfer. Except as otherwise provided by this Section 11.1, or by the Committee, an Award shall by its terms be personal and may not be sold, pledged, assigned, transferred, encumbered or otherwise alienated or hypothecated in any manner other than (a) by will or the laws of descent and distribution (b) in the case of a Non-Qualified Stock Option, to a Permitted Transferee, or (c) in the case of any awards of Restricted Stock or Common Stock Awards that, by their terms, are fully vested. During the lifetime of the Holder, only the Holder or a Permitted Transferee may exercise an Option (or, if applicable, other Award), or any portion thereof, granted to the Holder under the Plan. An Award Agreement may permit the exercise and payment of a Holder's Option (or other Award, if applicable) after the Holder's death by or to the beneficiary most recently named by such Holder in a written designation thereof filed with the Company, or, in lieu of any such surviving beneficiary, as designated by the Holder by will or by the laws of descent and distribution. In the event any Award is exercised by, or to be paid to, the executors, administrators, heirs or distributees of the estate of a deceased Holder, or such a Holder's beneficiary, or the transferee of an Award, in any such case pursuant to the terms and conditions of the Plan and the applicable Award Agreement and in accordance with such terms and conditions as may be specified from time to time by the Committee, the Company shall be under no obligation to issue Common Stock, or make any payment, thereunder unless and until the Committee is satisfied that the person or persons exercising such Award, or to receive such payment, is the duly appointed legal representative of the deceased Holder's estate or the proper legatee or distributee thereof or the named beneficiary of such Holder, or the valid transferee of such Holder, as applicable.

             (a) An Option transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee to any person or entity, other than the original Optionee's Family Members

             (b) Any Option which is transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Option as applicable to the original Holder.

             (c) The Optionee and the Permitted Transferee shall execute any and all documents reasonably requested by the Board, including without limitation documents to (i) confirm the status of

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     the transferee as a Permitted Transferee, (ii) satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws and (iii) evidence the transfer.

             (d) Shares of Common Stock acquired by a Permitted Transferee through exercise of an Option may not be transferred, nor will any assignee or transferee thereof be recognized as an owner of such shares of Common Stock for any purpose, unless a registration statement under the Securities Act and any applicable state securities laws with respect to such shares shall then be in effect or unless the availability of an exemption from registration with respect to any proposed transfer or disposition of such shares shall be established to the satisfaction of counsel for the Company."

     4. Except as expressly provided in this Amendment, all of the terms, covenants, conditions, restrictions and other provisions contained in the Plan shall remain in full force and effect.

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          IN WITNESS WHEREOF, the undersigned, being duly authorized to do so, has caused this Amendment to be executed as of the date first above written.

                         INFONET SERVICES CORPORATION


                                 /s/ PAUL A. GALLEBERG
                         By:______________________________________________
                         Name:   Paul A. Galleberg
                         Title:  Senior Vice President and General Counsel